                                                                    EXHIBIT 99.2

                    CONTRIBUTION AND PARTICIPATION AGREEMENT

                                  DATED AS OF

                                OCTOBER 19, 2000

                                     AMONG

                             SII ACQUISITION, INC.,

                     THE INVESTOR STOCKHOLDER LISTED HEREIN

                                      AND

                      THE CONTINUING HOLDERS LISTED HEREIN

                               TABLE OF CONTENTS

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                                                              PAGE
                                                              ----
ARTICLE I  DEFINITIONS......................................
  Section 1.1  Definitions..................................
ARTICLE II  EXCHANGE OF PROPERTY FOR CAPITAL STOCK..........
  Section 2.1  Issuance To Investor Stockholder.............
  Section 2.2  Exchange With Continuing Holders.............
  Section 2.3  Closing......................................
  Section 2.4  Failure By Continuing Holder.................
ARTICLE III  COVENANTS OF SII AND INVESTOR STOCKHOLDER......
  Section 3.1  Best Efforts.................................
  Section 3.2  Consent to Certain Business Combinations.....
  Section 3.3  Participation in Certain Transactions........
ARTICLE IV  COVENANTS OF THE CONTINUING HOLDERS.............
  Section 4.1  Best Efforts.................................
  Section 4.2  No Sale, Etc.................................
  Section 4.3  Custodial Arrangements.......................
ARTICLE V  PUTS AND CALLS...................................
  Section 5.1  Puts and Calls...............................
  Section 5.2  Wills........................................
ARTICLE VI  RESTRICTIONS ON CONTINUING HOLDER TRANSFERS.....
  Section 6.1  General Restriction On Transfers By
     Continuing Holders.....................................
  Section 6.2  Permitted Transfers By Continuing Holders....
ARTICLE VII  REPRESENTATIONS AND WARRANTIES.................
  Section 7.1  Representations and Warranties by SII........
  Section 7.2  Representations and Warranties by All
     Stockholders...........................................
  Section 7.3  Additional Representations and Warranties by
     Continuing Holders.....................................
ARTICLE VIII  CONDITIONS TO CLOSING.........................
  Section 8.1  Conditions To Obligations Of All Parties.....
  Section 8.2  Additional Conditions To Obligations Of
     Continuing Holders.....................................
  Section 8.3  Additional Conditions To Obligations Of
     Investor Stockholder and SII...........................
ARTICLE IX  GENERAL PROVISIONS..............................
  Section 9.1  Termination..................................
  Section 9.2  Restrictive Legends..........................
  Section 9.3  Notices......................................
  Section 9.4  Additional Parties...........................
  Section 9.5  Expenses.....................................
  Section 9.6  Amendments and Waivers.......................
  Section 9.7  Successors and Assigns.......................
  Section 9.8  Georgia Law..................................
  Section 9.9  Counterparts; Effectiveness..................
  Section 9.10 Captions.....................................
  Section 9.11 No Rights As Employee........................
  Section 9.12 Genders and Plurals..........................
  Section 9.13 Severability.................................
SCHEDULE A -- INVESTOR STOCKHOLDER
SCHEDULE B -- CONTINUING HOLDERS

                    CONTRIBUTION AND PARTICIPATION AGREEMENT

     THIS CONTRIBUTION AND PARTICIPATION AGREEMENT ("Agreement") is entered into as of October 19, 2000 among SII ACQUISITION, INC., a Georgia corporation ("SII"), the INVESTOR STOCKHOLDER listed on Schedule A hereto and the CONTINUING HOLDERS listed on Schedule B hereto.

                                  WITNESSETH:

     WHEREAS, SII intends to enter into an Agreement and Plan of Merger with Shaw Industries, Inc. (the "Company") of even date herewith (the "Merger Agreement") pursuant to which SII will be merged with and into the Company (the "Merger") with the Company as the surviving corporation in the Merger (the "Surviving Corporation") and, among other things, each share of common stock, $.01 par value per share, of SII ("SII Common Stock") will, by virtue of the Merger, be converted into and become one share of common stock of the Surviving Corporation ("Surviving Corporation Common Stock");

     WHEREAS, the Investor Stockholder wishes to contribute shares of common stock, no par value per share, of the Company ("Company Common Stock") owned by it and cash in an amount necessary to consummate the Merger to SII in exchange for shares of SII Common Stock as indicated on Schedule A hereto;

     WHEREAS, each Continuing Holder owns or has the right to acquire the number of shares of Company Common Stock as is indicated on Schedule B hereto and wishes to contribute such shares to SII in exchange for shares of SII Common Stock, as indicated on Schedule B hereto;

     WHEREAS, the parties hereto intend that the aforementioned contributions and exchanges by the Investor Stockholder and the Continuing Holders contemplated by this Agreement will be treated for income tax purposes as transfers pursuant to Section 351 of the Code and any corresponding provisions of applicable state income tax statutes;

     WHEREAS, SII, the Investor Stockholder and the Continuing Holders desire to provide herein for certain matters relating to the authorization and issuance of such shares of SII Common Stock and certain restrictions on the transfer of shares of SII Common Stock and Surviving Corporation Common Stock;

     NOW, THEREFORE, in consideration of the foregoing and the covenants set forth herein, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     Section 1.1 Definitions. The following terms, as used herein, shall have the following meanings:

          "Additional Contribution Shares" means (i) the shares of SII Common Stock (which shall be converted into shares of Surviving Corporation Common Stock upon the Merger) to be issued to the Family Group Stockholders pursuant to Section 2.2 and designated as "Additional Contribution Shares" on Schedule B hereto, (ii) any shares of Capital Stock of the Surviving Corporation issued to the Family Group Stockholders with respect to such shares pursuant to any exchange or right to purchase Capital Stock or as a result of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or similar transaction, and (iii) any other shares of Capital Stock otherwise acquired by a Family Group Stockholder.

          "Annual Put" has the meaning set forth in Section 5.1(a)(iii).

          "Annual Put Exercise Date" has the meaning set forth in Section 5.1(a)(i).

          "Attorneys" has the meaning set forth in Section 4.3.

          "Base Book Value" means the Book Value as of December 31, 2000.

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          "Book Value" means the total net equity of the Company or the
     Surviving Corporation, as applicable, as of a particular date, divided by the total number of shares of Company Common Stock or Surviving Corporation Common Stock, as applicable, which are outstanding as of such date or which are issuable upon exercise of any then-outstanding Company Stock Options. Total net equity shall be calculated in accordance with generally accepted accounting principles but without taking into account any Merger-related adjustments thereto, with the result, among others, that the amount of goodwill reflected in total net equity shall be limited to the amount of goodwill that would have been so included had the Merger not occurred.

          "Call Recipient" has the meaning set forth in Section 5.1(b)(ii).

          "Capital Stock" means authorized and issued capital stock of the Surviving Corporation.

          "Closing" means the contribution of cash and shares of Company Common Stock to SII contemplated hereby and the issuance of SII Common Stock in exchange therefor.

          "Closing Date" means the date of the Closing.

          "Commission" means the Securities and Exchange Commission.

          "Company" has the meaning set forth in the recitals to this Agreement.

          "Company Common Stock" means common stock, no par value per share, of the Company to be exchanged by a Stockholder hereunder for shares of SII Common Stock.

          "Company Stock Options" means options to acquire shares of Company Common Stock which were issued by the Company pursuant to any of the Option Plans.

          "Company Joinder Agreement" means a form of joinder agreement reasonably acceptable to the Surviving Corporation pursuant to which a transferee of a Continuing Holder agrees to be bound by the terms hereof.

          "Company Stockholder Approval" has the meaning given to such term in the Merger Agreement.

          "Continuing Holder" means each Family Group Stockholder and each Management Holder, provided, however, that, at any time, the term "Continuing Holder" does not include any Person who, following the Merger, holds no shares of Capital Stock at such time.

          "Custodian" has the meaning set forth in Section 2.2.

          "Custody Agreement" means the Custody Agreement among SII, each of the Continuing Holders and the Custodian to be mutually agreed upon by the parties hereto and the Custodian and entered into pursuant to Section 4.3.

          "Designated Individual" means, with respect to a particular Family Group Entity or Management Holder Entity, the individual whose name is referenced as such next to the name of such Family Group Entity or Management Holder Entity on Schedule B hereto.

          "Effective Time" means the Effective Time specified in the Merger Agreement.

          "Elected Year End Book Value" has the meaning set forth in Section 5.1(c).

          "Employed Family Group Stockholder" means each of Robert E. Shaw and Julian Saul.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Family Group Stockholder" means each of the individuals and each Family Group Entity listed under the heading "Family Group Stockholders" on Schedule B hereto, provided, however, that, at any time, the term "Family Group Stockholder" does not include any Person who, following the Merger, holds no shares of Capital Stock at such time.

          "Family Group Entity" means each trust or partnership which is listed under the subheading "Family Group Entities" under the heading "Family Group Stockholders" on Schedule B hereto.

          "Government Entity" has the meaning given to such term in the Merger Agreement.

          "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended to the date hereof.

          "Immediate Family Members" of a Person means the spouse, children and grandchildren (including legally adopted children and grandchildren) of such Person.

          "Initial Exercise Date" has the meaning set forth in Section
     5.1(a)(i).

          "Investor Stockholder Joinder Agreement" means a form of joinder agreement reasonably acceptable to SII pursuant to which a transferee of the Investor Stockholder agrees to be bound by the terms hereof.

          "Investor Stockholder" means (i) the Investor Stockholder listed on Schedule A hereto and its successors, and (ii) upon execution of an Investor Stockholder Joinder Agreement, any transferee of an Investor Stockholder acquiring shares of Surviving Corporation Common Stock; provided, however, that, at any time, the term "Investor Stockholder" does not include any Person who, following the Merger, holds no shares of Capital Stock at such time.

          "Management Contribution Shares" means (i) the shares of SII Common Stock (which shall be converted into shares of Surviving Corporation Common Stock upon the Merger) to be issued to the Management Holders pursuant to
     Section 2.2, (ii) any shares of Capital Stock of the Surviving Corporation issued to the Management Holders with respect to such shares pursuant to any exchange or right to purchase capital stock or as a result of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or similar transaction, and (iii) any other shares of Capital Stock otherwise acquired by a Management Holder.

          "Management Holder" means each of the individuals and each Management Holder Entity listed under the heading "Management Holders" on Schedule B hereto, provided, however, that, at any time, the term "Management Holder" does not include any Person who, following the Merger, holds no shares of Capital Stock at such time.

          "Management Holder Entity" means each trust or partnership which is listed under the subheading "Management Holder Entities" under the heading "Management Holders" on Schedule B hereto.

          "Merger" means the merger of SII with and into the Company as contemplated by the Merger Agreement.

          "Merger Agreement" means the Agreement and Plan of Merger, dated as of October 19, 2000, among the Company, SII and the Investor Stockholder.

          "Minimum Contribution Requirement" means (i) the contribution by Robert E. Shaw, his Immediate Family Members and any entities listed on Schedule B which are controlled by or established for the benefit of Robert
     E. Shaw, or his Immediate Family Members, of a minimum of 6,485,604 shares of Company Common Stock in exchange for shares of SII Common Stock, and
     (ii) the contribution by Julian D. Saul, his Immediate Family Members and any entities listed on Schedule B which are controlled by or established for the benefit of Julian D. Saul or his Immediate Family Members, of a minimum of 6,485,604 shares of Company Common Stock in exchange for shares of SII Common Stock, in each case pursuant to the provisions of this Agreement.

          "Minimum Contribution Shares" means (i) the shares of SII Common Stock (which shall become shares of Surviving Corporation Common Stock upon the Merger) to be issued hereunder to the Family Group Stockholders and designated as "Minimum Contribution Shares" on Schedule B hereto, as well as (ii) any shares of Capital Stock of SII issued to the Family Group Stockholders with respect to such shares pursuant to any exchange or right to purchase capital stock or as a result of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or similar transaction.

          "Option Plans" has the meaning given to such term in the Merger Agreement.

          "Per Share Amount" means $19.00, as such amount may be appropriately adjusted to reflect any changes to the Surviving Corporation's capitalization following the Effective Time.

          "Person" means an individual, a corporation, a partnership, a limited liability company, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          "Power of Attorney" has the meaning set forth in Section 4.3.

          "Purchase Price" has the meaning set forth in Section 5.1(c).

          "Securities Act" means the Securities Act of 1933, as amended.

          "SII" has the meaning set forth in the preamble to this Agreement.

          "SII Common Stock" has the meaning set forth in the recitals to this Agreement.

          "Stockholders" means the Investor Stockholder and the Continuing Holders.

          "Surviving Corporation" has the meaning set forth in the recitals to this Agreement.

          "Surviving Corporation Common Stock" has the meaning set forth in the recitals to this Agreement.

          "Triggered Call" has the meaning set forth in Section 5.1(b)(ii).

          "Triggered Put" has the meaning set forth in Section 5.1(b)(i).

          "Triggering Continuing Holder" has the meaning set forth in Section 5.1(b)(i).

          "Triggering Event" has the meaning set forth in Section 5.1(b)(i).

          "Year End Book Value" means the Book Value as of December 31st of any year, beginning December 31, 2001, which shall be (a) calculated after adding back any costs of the Merger not accrued as of December 31, 2000, and (b) appropriately adjusted to reflect the Company's (or the Surviving Corporation's) capitalization as of December 31, 2000 and any subsequent changes thereto.

                                   ARTICLE II

                     EXCHANGE OF PROPERTY FOR CAPITAL STOCK

     Section 2.1 Issuance to Investor Stockholder. Subject to the terms of this Agreement, and on the basis of the representations, warranties and covenants contained herein, at the Closing and concurrently with the exchange contemplated by Section 2.2 below, (i) SII will issue to the Investor Stockholder the number of shares of SII Common Stock set forth opposite such Investor Stockholder's name under the column labeled "Number of Shares of SII Common Stock" on Schedule A hereto, and (ii) the Investor Stockholder, in exchange therefor, will contribute to SII (a) by wire transfer of funds, the amount of cash set forth opposite the Investor Stockholder's name under the column labeled "Cash Contribution" on Schedule A hereto and (b) such number of shares of Company Common Stock held of record and beneficially by the Investor Stockholder as is set forth opposite the Investor Stockholder's name under the column labeled "Company Shares" on Schedule A hereto, together with appropriate powers to transfer such shares of Company Common Stock to SII and irrevocable powers coupled with an interest with respect to such shares of Company Common Stock, provided, however, that the amount of cash to be contributed by the Investor Stockholder pursuant to this Section 2.1 is subject to increase by up to $98,468,754, and the number of shares of SII Common Stock to be issued to the Investor Stockholder in exchange for such contribution pursuant to this Section
2.1 is subject to increase by up to 5,182,566 shares (at a rate of one share of SII Common Stock for each additional $19.00 to be so contributed), to the extent that additional shares of Company Common Stock are issued after the date of this Agreement and prior to the Closing pursuant to the exercise of any Company Stock Options held by any individuals other than the Continuing Holders.

     Section 2.2 Exchange with Continuing Holders. Subject to the terms of this Agreement, and on the basis of the representations, warranties and covenants contained herein, at the Closing and concurrently with the contribution contemplated by Section 2.1 above, (i) each Continuing Holder, severally and not jointly, will contribute, convey, transfer, assign and deliver to SII, through a custodian to be mutually agreed upon by the parties hereto (the "Custodian") and pursuant to the Custody Agreement, a certificate or certificates representing such number of shares of Company Common Stock held of record and beneficially by the Continuing Holder as is set forth opposite the Continuing Holder's name under the column labeled "Company Shares" on Schedule B hereto, together with appropriate powers to transfer such shares of Company Common Stock to SII and irrevocable powers coupled with an interest with respect to such shares of Company Common Stock, and (ii) in exchange therefor, SII shall issue to the Continuing Holder the number of shares of SII Common Stock set forth opposite such Continuing Holder's name under the column labeled "Number of Shares of SII Common Stock" (which, with respect to Family Group Stockholders, shall be designated on Schedule B as either "Minimum Contribution Shares" or "Additional Contribution Shares") on Schedule B hereto, which shares shall be delivered to the Custodian on behalf of such Continuing Holder and held by the Custodian pursuant to the Custody Agreement.

     Section 2.3 Closing. The Closing shall occur at the offices of Powell, Goldstein, Frazer & Murphy LLP, Sixteenth Floor, 191 Peachtree Street, N.E., Atlanta, Georgia 30303, at such time and date determined by SII that is within two (2) business days following satisfaction of the conditions to Closing set forth in Article VIII, provided that the Closing shall occur prior to consummation of the Merger.

     Section 2.4 Failure by Continuing Holder. If any Continuing Holder shall default in the performance of any of his or its obligations hereunder, including without limitation such Continuing Holder's failure or refusal to deliver or cause to be delivered to SII any of the Continuing Holder's shares of Company Common Stock required to be delivered to SII hereunder, or otherwise fail to meet any of SII's conditions to Closing set forth herein, or if this Agreement shall be terminated with respect to such Continuing Holder in accordance with the terms hereof, then such default or failure of condition or termination shall not relieve any of the other Continuing Holders of any obligation hereunder, and, to the extent such failure or refusal by a Continuing Holder results in a failure by the Continuing Holders to satisfy the Minimum Contribution Requirement, each of SII and the Investor Stockholder, at its sole option, and without prejudice to any rights against any such Continuing Holder with whom it does not complete the transactions contemplated hereby, may either complete the transactions contemplated hereby with the other Continuing Holders on the terms provided herein, or refuse, without liability, to consummate such transactions and thereby terminate all of its obligations hereunder; provided that if any Continuing Holder fails or refuses to comply with its obligations hereunder, or if this Agreement is otherwise terminated with respect to a Continuing Holder in accordance with its terms, but neither SII nor the Investor Stockholder elects (to the extent permitted by this Section 2.4) to terminate its obligations hereunder, then SII shall, in exchange for the purchase price therefor (which shall be equal to the additional consideration which is required to be paid pursuant to the Merger for the outstanding shares of Company Common Stock held by such Continuing Holder with whom SII does not complete the transactions contemplated hereby), issue to the Investor Stockholder at the Closing an additional number of shares of SII Common Stock as is equal to the number of shares of SII Common Stock that would have otherwise been issued to such Continuing Holder, and the Investor Stockholder shall purchase such additional shares of SII Common Stock for such purchase price at the Closing.

                                  ARTICLE III

            COVENANTS AND AGREEMENTS OF SII AND INVESTOR STOCKHOLDER

     Section 3.1 Best Efforts. SII and the Investor Stockholder, severally and not jointly, agree with each Continuing Holder that SII and the Investor Stockholder will, (i) throughout the period prior to the Effective Time, exercise its reasonable best efforts to consummate the Merger, including without limitation voting shares of Company Common Stock which it owns, if any, and shares of Company Common Stock for which it has a proxy, if any, in favor of the Merger, or executing a written consent with respect thereto, and causing the conditions to the Company's obligation to consummate the Merger set forth in
Section 8.3 of the Merger

Agreement to be met and satisfied as quickly as reasonably possible, and (ii) throughout the period prior to the Closing, exercise its reasonable best efforts to cause the conditions to the Continuing Holders' obligations under this Agreement set forth in Section 8.2 hereof to be met and satisfied as quickly as reasonably possible; provided, however, that the provisions of this Section 3.1 shall not require SII or the Investor Stockholder to waive any closing conditions set forth in any agreements to which such Person is a party.

     Section 3.2 Consent to Certain Business Combinations. Until such time as the Investor Stockholder, together with its direct and indirect wholly owned subsidiaries, owns more than 95% of the outstanding shares of Surviving Corporation Common Stock, the Company shall not merge or consolidate with or into any other company which is not engaged in the manufacture, distribution and/or sale of floor coverings (meaning that such company does not derive at least 90% of its revenues from Standard Industrial Classification 2273), or acquire all or substantially all of the assets or 50% or more of the outstanding securities of any such company, without obtaining the prior written consent of Continuing Holders owning more than 50% of the total number of shares of Surviving Corporation Common Stock which are held by the Continuing Holders at the time of such proposed transaction.

     Section 3.3 Participation in Certain Transactions. If the Investor Stockholder and/or any of its wholly owned subsidiaries which own shares of Surviving Corporation Common Stock propose to enter into a transaction with any unaffiliated third party pursuant to which more than 50% of the total amount of outstanding shares of Surviving Corporation Common Stock will be sold or otherwise transferred by the Investor Stockholder and/or any of its wholly owned subsidiaries to such third party, the Investor Stockholder shall cause such third party to deliver a written offer to each Continuing Holder providing for the purchase of all shares of Surviving Corporation Common Stock owned by such Continuing Holder for the same per share price and on the other terms which apply to the transaction between such third party and the Investor Stockholder or its subsidiary. Upon receipt of any such written offer, each Continuing Holder shall have the right to elect (which election must be set forth in writing and delivered to the Investor Stockholder within ten (10) business days of receipt of such written offer), to either (a) participate in such transaction at the per share price and on the other terms applicable to such transaction, or
(b) require the Investor Stockholder (or, at the election of the Investor Stockholder, any of its direct or indirect wholly owned subsidiaries) to purchase all (but not less than all) of his or its shares of Surviving Corporation Common Stock, at the Purchase Price, which shall be calculated applying the Year End Book Value for the year immediately preceding the date of delivery of such third party written offer and as otherwise provided in Section 5.1(e), as if such transaction were a Triggered Put. Any such election shall be binding on the applicable Continuing Holder. If the Continuing Holder elects to participate in such third party transaction, the closing of such transaction will be governed by the terms of such transaction. If the Continuing Holder instead elects to require the Investor Stockholder (or its subsidiary) to purchase his or its shares of Surviving Corporation Common Stock pursuant to clause (b) above, the closing of the purchase by the Investor Stockholder (or, at its election, its subsidiary) of such Continuing Holder's shares of Surviving Corporation Common Stock shall take place on the later of (x) the date of the closing of the Investor Stockholder's (and/or its subsidiary's) sale of its shares of Surviving Corporation Common Stock to the third party purchaser, and
(y) the date which is five (5) business days after the date on which the applicable Year End Book Value can first be calculated (which closing date shall be no later than ninety (90) days after the end of the year which is used to calculate such Year End Book Value), and the provisions of Section 5.1(b)(iv) shall otherwise apply to such closing as if such transaction were a Triggered Put.

                                   ARTICLE IV

                      COVENANTS OF THE CONTINUING HOLDERS

     Section 4.1 Best Efforts. Each Continuing Holder, severally and not jointly, agrees with SII and the Investor Stockholder that he or it will, (a) subject to applicable fiduciary duties of such Continuing Holder, if any, throughout the period prior to the Effective Time, cooperate fully with the Company and exercise his or its reasonable best efforts to (i) consummate the Merger, (ii) cause the Company to perform its obligations under the Merger Agreement, and (iii) cause the Company to meet and satisfy the conditions of SII set forth in Sections 8.1 and 8.2 of the Merger Agreement as quickly as reasonably possible, and (b) throughout the period prior to the Closing, exercise his or its reasonable best efforts to cause the conditions of SII and the Investor Stockholder set forth in Sections 8.1 and 8.3 hereof to be met and satisfied as quickly as reasonably possible; provided, however, that the provisions of this
Section 4.1 shall not prevent any Continuing Holder who is a member of the Board of Directors of the Company, in his capacity as such a director, from taking such actions, if any, as are permitted by Section 7.4 of the Merger Agreement.

     Section 4.2 No Sale, Etc. Each Continuing Holder hereby covenants and agrees with SII and the Investor Stockholder that, other than as expressly permitted hereby or pursuant to a Voting Agreement of even date herewith between such Continuing Holder, SII and the Investor Stockholder, pending the Closing, such Continuing Holder will not (a) sell, transfer, assign, pledge, hypothecate or otherwise encumber or dispose of any of the Continuing Holder's shares of Company Common Stock or Company Stock Options, other than, with respect to any such Company Stock Options, to the extent such Company Stock Options are transferred to the Company upon the exercise thereof and with respect to shares of Company Common Stock, as payment or withholding on account of the exercise price of Company Stock Options, (b) give a proxy with respect thereto, (c) limit the right to vote any of such shares in any manner, or (d) agree to do any of the foregoing.

     Section 4.3 Custodial Arrangements. Within ten (10) calendar days following the date hereof, the Continuing Holders will duly execute and deliver a power of attorney in a form reasonably acceptable to SII ("Power of Attorney") appointing and constituting the Persons designated therein, and each of them, with full power of substitution, as the lawful agents and attorneys-in-fact of each Continuing Holder (the "Attorneys") for the purpose of delivering and assigning hereunder the shares of Company Common Stock to be contributed by such Continuing Holder to SII in accordance with the terms hereof. Certificates in negotiable form for such shares of Company Common Stock of such Continuing Holder shall be placed in custody by such date, for the purpose of making delivery of the shares of Company Common Stock under this Agreement, pursuant to the terms of the Custody Agreement which shall be duly executed by such Continuing Holder by such date (other than such shares of Company Common Stock as will be acquired by the Continuing Holders upon the exercise of Company Stock Options, which shall be delivered to the Custodian upon the issuance thereof). In addition, each Continuing Holder's shares of SII Common Stock and, following the Merger, Surviving Corporation Common Stock shall be delivered upon issuance to, and held by, the Custodian pursuant to the Custody Agreement. Each Continuing Holder severally agrees that the shares of Company Common Stock and SII Common Stock (and, following the Merger, Surviving Corporation Common Stock) represented by the certificates to be held in custody for him or it under the Custody Agreement will be held for the benefit of and coupled with and subject to the interest of SII (and, following the Merger, the Surviving Corporation) hereunder, that the arrangements made by such Continuing Holder for such custody and the appointment of the Attorneys by such Continuing Holder will be irrevocable, and that the obligations of such Continuing Holder hereunder and under the Custody Agreement shall not be terminated by operation of law, whether by the death or incapacity of the Continuing Holder or the occurrence of any other event. If the Continuing Holder should die or become incapacitated or if any other such event should occur before the delivery of the shares of Company Common Stock hereunder, certificates for such securities shall be delivered by the Attorneys in accordance with the terms and conditions of this Agreement and the Custody Agreement and actions taken by the Attorneys pursuant to the Power of Attorney or the Custody Agreement shall be as valid as if such death, incapacity or other event had not occurred, regardless of whether or not the Attorneys, or any of them, shall have received notice thereof.

                                   ARTICLE V

                                 PUTS AND CALLS

     Section 5.1  Puts and Calls.

        (a) Annual Put.

             (i) Family Group Stockholder Annual Put. On March 31, 2002 (the "Initial Exercise Date"), each Family Group Stockholder shall have the right to require the Investor Stockholder to purchase, and the Investor Stockholder, following the exercise of any such put, shall be obligated to purchase (or cause any of its direct or indirect wholly owned subsidiaries to purchase) from such Family Group Stockholder, upon the terms and subject to the conditions of this Agreement, (1) up to ten percent (10%) of such Family Group Stockholder's Minimum Contribution Shares, and (2) up to thirty-three and one-third percent (33 1/3%) of such Family Group Stockholder's Additional Contribution Shares, if any, at the Purchase Price. On each anniversary of the Initial Exercise Date (each such date, along with the Initial Exercise Date, referred to herein as an "Annual Put Exercise Date"), each Family Group Stockholder shall have the right to require the Investor Stockholder to purchase, and the Investor Stockholder, following the exercise of any such put, shall be obligated to purchase (or cause any of its direct or indirect wholly owned subsidiaries to purchase) from such Family Group Stockholder, upon the terms and subject to the conditions of this Agreement, (1) up to ten percent (10%) of such Family Group Stockholder's Minimum Contribution Shares, (2) up to thirty-three and one-third percent (33 1/3%) of such Family Group Stockholder's Additional Contribution Shares, if any, and (3) any additional Minimum Contribution Shares or Additional Contribution Shares owned by such Family Group Stockholder which such Family Group Stockholder had the right on any prior Annual Put Exercise Date to, but did not, put to the Investor Stockholder pursuant to this Section 5.1(a)(i), at the Purchase Price, provided that (1) in no event shall any Family Group Stockholder at any time have a right to put more than one hundred percent (100%) of such Family Group Stockholder's Minimum Contribution Shares and Additional Contribution Shares to the Investor Stockholder pursuant hereto, and (2) upon a Triggering Event, the shares of Surviving Corporation Common Stock owned by the Triggering Holder shall no longer be subject to this Section 5.1(a)(i) and may only be put to the Investor Stockholder pursuant to Section 5.1(b)(i).

             (ii) Management Holder Annual Put. On the Initial Exercise Date, each Management Holder shall have the right to require the Investor Stockholder to purchase, and the Investor Stockholder, following the exercise of any such put, shall be obligated to purchase (or cause any of its direct or indirect wholly owned subsidiaries to purchase) from such Management Holder, upon the terms and subject to the conditions of this Agreement, at the Purchase Price, up to thirty-three and one-third percent (33 1/3%) of such Management Holder's Management Contribution Shares. On each subsequent Put Exercise Date, each Management Holder shall have the right to require the Investor Stockholder to purchase, and the Investor Stockholder, following the exercise of any such put, shall be obligated to purchase (or cause any of its direct or indirect wholly owned subsidiaries to purchase) from such Management Holder, upon the terms and subject to the conditions of this Agreement, (1) up to thirty-three and one third percent (33 1/3%) of such Management Holder's Management Contribution Shares, and (2) any additional Management Contribution Shares which such Management Holder had the right on any prior Put Exercise Date to, but did not, put to the Investor Stockholder pursuant to this Section 5.1(a)(ii), at the Purchase Price, provided that (1) in no event shall any Management Holder at any time have a right to put more than one hundred percent (100%) of such Management Holder's Management Contribution Shares to the Investor Stockholder pursuant hereto, and (2) upon a Triggering Event, the shares of Surviving Corporation Common Stock owned by the Triggering Holder shall no longer be subject to this Section 5.1(a)(ii) and may only be put to the Investor Stockholder pursuant to Section 5.1(b)(i).

             (iii) Notice of Exercise of Annual Put. If a Family Group Stockholder or Management Holder wishes to exercise a put right pursuant to Section 5.1(a)(i) or (ii), as applicable (any such put, an "Annual Put"), such Stockholder shall provide written notice to such effect to the Investor Stockholder (which notice must be received by the Investor Stockholder by no later than the applicable Annual Put Exercise Date) and specifying the number of shares of Surviving Corporation Common Stock to be put to the Investor Stockholder.

             (iv) Closing of Purchase Pursuant to Annual Put. The closing of the purchase of a Continuing Holder's shares of Surviving Corporation Common Stock by the Investor Stockholder or its wholly owned subsidiary pursuant to Section 5.1(a)(i) or (ii) shall take place on the later of
        (1) the applicable Annual Put Exercise Date, and (2) the date which is twenty (20) business days after the receipt by the Investor Stockholder of the required notice of exercise of such Annual Put. Such closing shall take place at 11:00 a.m. Eastern Time at the principal offices of the Company, or at such other time or place as the parties to such transaction may agree upon. At such closing, (A) the Continuing Holder shall sell to the Investor Stockholder or its designated subsidiary full right, title and interest in and to the shares of Surviving Corporation Common Stock so purchased, free and clear of all liens, security interests or adverse claims of any kind and nature, and shall deliver to the Investor Stockholder or such subsidiary appropriate stock transfer powers duly endorsed, (B) the Custodian, on such Continuing Holder's behalf, shall deliver to the Investor Stockholder or such subsidiary a certificate or certificates representing the shares of Surviving Corporation Common Stock sold, with all necessary transfer tax stamps affixed thereto at the expense of the Continuing Holder, and (C) the Investor Stockholder or such subsidiary shall wire transfer cash to an account designated in writing by the Continuing Holder in an amount equal to the Purchase Price applicable to the shares of Surviving Corporation Common Stock so purchased.

        (b) Triggered Put and Call.

             (i) Triggered Put. At any time after (1) the death of a Continuing Holder or, with respect to a Family Group Entity or Management Holder Entity, its Designated Individual, (2) the termination of employment of an Employed Family Group Stockholder by the Surviving Corporation (or, if he or she is employed by a subsidiary of the Surviving Corporation, by such subsidiary) for any reason (including as a result of such Employed Family Group Stockholder's disability, but not including a voluntary termination of employment (other than as a result of his or her disability) by such Employed Family Group Stockholder), or (3) the termination of a Management Holder's employment by the Surviving Corporation (or, if he or she is employed by a subsidiary of the Surviving Corporation, by such subsidiary) for any reason (whether voluntary or involuntary, and including as a result of such Management Holder's disability) (any such event under clauses (1), (2) or (3), a "Triggering Event"), the estate of such Continuing Holder, the trustee or other duly authorized person on behalf of such Family Group Entity or Management Holder Entity, the terminated Family Group Stockholder or the terminated Management Holder, as applicable (such estate, trustee or other authorized person, Employed Family Group Stockholder or Management Holder, the "Triggering Continuing Holder"), shall have the right to require the Investor Stockholder to purchase, and the Investor Stockholder, following the exercise of any such put, shall be obligated to purchase (or cause any of its wholly owned subsidiaries to purchase) from such Triggering Continuing Holder, upon the terms and subject to the conditions of this Agreement, all, but not less than all, of the shares of Surviving Corporation Common Stock owned by such Triggering Continuing Holder at the Purchase Price. Any such put of shares of Surviving Corporation Common Stock to the Investor Stockholder pursuant to this Section 5.1(b)(i) is referred to herein as a "Triggered Put."

             (ii) Triggered Call. At any time after the occurrence of a Triggering Event, the Investor Stockholder shall have the right to purchase from the estate of the Continuing Holder, the trustee or other authorized individual on behalf of the applicable Family Group Entity or Management Holder Entity, the terminated Family Group Stockholder or the terminated Management Holder, as applicable, and such estate, trustee, Employed Family Group Stockholder or Management Holder, as applicable (the recipient of any such call, a "Call Recipient"), shall be obligated to sell to the Investor Stockholder (or any of its wholly owned subsidiaries), upon the terms and subject to the
                                       9
        conditions of this Agreement, all, but not less than all, of the shares of Surviving Corporation Common Stock owned by such Call Recipient, at the Purchase Price (a "Triggered Call").

             (iii) Notice of Exercise. A Triggered Put or Triggered Call may be exercised by (1) in the case of a Triggered Put, delivery by the Triggering Continuing Holder to the Investor Stockholder of written notice to such effect, and (2) in the case of a Triggered Call, delivery by the Investor Stockholder to the Call Recipient of written notice to such effect. Any notice of exercise of a Triggered Put must specify which Elected Year End Book Value shall apply to the calculation of the applicable Purchase Price, provided, however, that (A) if a notice of exercise of a Triggered Put, so specifying which Elected Year End Book Value shall apply to the Purchase Price calculation, is not delivered within thirty (30) days of the applicable Triggering Event, the Elected Year End Book Value shall be the Year End Book Value for the year during which such notice is delivered, and (B) notwithstanding the provisions of Section 5.1(c), if the Investor Stockholder delivers a notice of a Triggered Call to the applicable Call Recipient within the first thirty
        (30) days immediately following the applicable Triggering Event, such Call Recipient may, within ten (10) days of receipt of such notice, deliver a written notice to the Investor Stockholder specifying which Elected Year End Book Value shall apply to the calculation of the applicable Purchase Price, which Elected Year End Book Value shall then be binding for purposes of such calculation.

             (iv) Closing of Purchase Pursuant to Triggered Put or Triggered Call. The closing of the purchase of a Continuing Holder's shares of Surviving Corporation Common Stock by the Investor Stockholder or its wholly owned subsidiary pursuant to Section 5.1(b)(i) or (ii) shall take place on the later of (1) the date which is twenty (20) business days after the delivery of a notice of exercise to the Investor Stockholder or the Call Recipient, as applicable, pursuant to Section 5.1(b)(iii), and (2) the date which is five (5) business days after the date on which the applicable Elected Year End Book Value can first be calculated (which closing date shall be no later than ninety (90) days after the end of the year which is used to calculate such Elected Year End Book Value). Such closing shall take place at 11:00 a.m. Eastern Time at the principal offices of the Company, or at such other time or place as the parties to such transaction may agree upon. At such closing, (A) the Triggering Continuing Holder shall sell to the Investor Stockholder or its designated subsidiary full right, title and interest in and to the shares of Surviving Corporation Common Stock so purchased, free and clear of all liens, security interests or adverse claims of any kind and nature, and shall deliver to the Investor Stockholder or such subsidiary appropriate stock transfer powers duly endorsed, (B) the Custodian, on such Triggering Continuing Holder's behalf, shall deliver to the Investor Stockholder or such subsidiary a certificate or certificates representing the shares of Surviving Corporation Common Stock sold, with all necessary transfer tax stamps affixed thereto at the expense of the Triggering Continuing Holder, and (C) the Investor Stockholder or such subsidiary shall wire transfer cash to an account designated in writing by the Triggering Continuing Holder in an amount equal to the Purchase Price applicable to the shares of Surviving Corporation Common Stock so purchased.

          (c) Purchase Price. With respect to any shares of Surviving Corporation Common Stock subject to an Annual Put, Triggered Put or Triggered Call, the purchase price shall equal the product of (i) the number of shares of Surviving Corporation Common Stock subject thereto, and
     (ii) the purchase price per share, which shall equal the Per Share Amount, plus the amount, if any, by which the applicable Year End Book Value exceeds the Base Book Value, provided that, if the Year End Book Value is less than the Base Book Value, the purchase price per share shall equal the Per Share Amount minus the lesser of (1) the amount by which the Base Book Value exceeds the applicable Year End Book Value, and (2) the sum, calculated on a per share basis, of all cash dividends and other distributions paid by the Surviving Corporation to the Stockholders since the Merger. The applicable Year End Book Value shall be (x) with respect to the exercise of an Annual Put, the Year End Book Value for the year immediately preceding the applicable Annual Put Exercise Date, (y) with respect to the exercise of a Triggered Put (and subject to the provisions of Section 5.1(b)(iii)), at the election of the Triggering Continuing Holder, either (1) the Year End Book Value for the year immediately preceding the date the notice of exercise of such Triggered Put is delivered to the Investor Stockholder pursuant to Section 5.1(b)(iii), or (2) the Year End Book Value (upon determination thereof) for the year during which such notice of exercise is so delivered, and (z) with respect to the exercise of a Triggered Call (and subject to the provisions of Section 5.1(b)(iii)), the Year End Book Value (upon determination thereof) for the year during which such notice of exercise is so delivered (whichever Year End Book Value is to be applied to the calculation of the purchase price pursuant to clauses (y) or (z), as applicable, the "Elected Year End Book Value"). The applicable purchase price as determined pursuant to this Section 5.1(c) is referred to herein as the "Purchase Price."

          (d) Any percentage calculated pursuant to this Section 5.1 shall be based on the total number of Minimum Contribution Shares, Additional Contribution Shares or Management Contribution Shares, as applicable, which were issued to the applicable Stockholder at the Closing.

     Section 5.2 Wills. Each Continuing Holder which is a natural person agrees to keep in place a valid will and to include in such will a direction and authorization to his executor to comply with the provisions of this Agreement and to sell his shares of Surviving Corporation Common Stock in accordance with this Agreement. Each Continuing Holder which is a Family Group Entity or Management Holder Entity agrees to amend its trust agreement or other governing agreement as necessary (and to keep such amended agreement in place) to permit the provisions of this Agreement to be binding on and enforceable against such Family Group Entity or Management Holder Entity.

                                   ARTICLE VI

                  RESTRICTIONS ON CONTINUING HOLDER TRANSFERS

     Section 6.1  General Restriction on Transfers by Continuing
Holders. Except (a) as expressly permitted in Section 6.2 or (b) for transfers to the estate of such Continuing Holder upon his death (which transfer shall be subject to a Triggered Call as set forth in Section 5.1(b)(ii)), no Continuing Holder shall sell, assign, pledge, encumber, transfer, devise or otherwise dispose of any shares of SII Common Stock or Surviving Corporation Common Stock or Company Stock Options which he or it may now or hereafter own or any pecuniary interest in any such shares, grant any option or right to purchase such shares or any beneficial interest therein or engage in any swap, hedge, derivative or other transaction to reduce the risk of ownership thereof. Any such purported transfer, disposition, grant or transaction, except in compliance with this Agreement, shall be null and void.

     Section 6.2 Permitted Transfers By Continuing Holders. Each Continuing Holder, at any time, may transfer any shares of SII Common Stock or Surviving Corporation Common Stock which he may now or hereafter own (a) to any third Person with the prior written consent of the Investor Stockholder, which consent may be withheld in the Investor Stockholder's absolute discretion but, if given, shall specify the identity of the Person to whom such transfer may be made, the price and terms of such proposed transfer and any conditions which the Investor Stockholder, in its discretion, chooses to impose on such transfer or on the proposed transferee, or (b) to the Investor Stockholder or its designated subsidiary in accordance with Article V; provided, with respect to clause (a), that (x) the transferee of any such shares of SII Common Stock or Surviving Corporation Common Stock shall have executed a Company Joinder Agreement and (y) the Company shall have received an opinion of counsel reasonably satisfactory to it to the effect that registration of such shares with the Commission under the Securities Act is not required.

                                  ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

     Section 7.1 Representations and Warranties by SII. SII hereby represents and warrants to each of the Stockholders as follows:

          (a) SII is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia, and it has the requisite corporate power to carry on its business as it is now being conducted.

          (b) SII has all requisite corporate power and authority to enter into the Merger Agreement and this Agreement and to perform its obligations hereunder and thereunder, including the offer, issuance, sale and delivery by it of shares of SII Common Stock pursuant to this Agreement.

          (c) The execution, delivery and performance by SII of the Merger Agreement and this Agreement, including the offer, issuance, sale and delivery by SII of shares of SII Common Stock pursuant to this Agreement, are within SII's corporate power, and have been duly authorized by all necessary corporate action by SII.

          (d) Subject to SII's compliance with the requirements of the Exchange Act, and except for compliance with the HSR Act and any similar requirements of foreign jurisdictions, (i) the execution and delivery of the Merger Agreement by SII, (ii) the execution and delivery of this Agreement by SII, (iii) the consummation by SII of the transactions contemplated hereby and thereby, and (iv) the compliance by SII with the terms and provisions of the Merger Agreement and this Agreement, will not conflict with or result in a default under, any law or regulation applicable to SII, the certificate of incorporation or bylaws of SII, or any agreement, judgment, injunction, order, decree or other instrument binding upon SII.

          (e) This Agreement has been duly and validly executed and delivered by SII and constitutes the valid and binding agreement of SII, enforceable against SII in accordance with its terms, except to the extent limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights. The Merger Agreement, when it is executed and delivered by SII, will have been duly and validly executed and delivered by it and will constitute its valid and binding agreement, enforceable against SII in accordance with its terms, except to the extent limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights.

          (f) All shares of SII Common Stock, when issued and delivered against payment therefor in accordance with this Agreement, will have been duly authorized, validly issued and fully paid and will be nonassessable and free and clear of any lien, option or preemptive or other right or claim of SII except as set forth in this Agreement.

          (g) SII is not in violation of or in default under any term or provision of any charter, by-law, mortgage, indenture, agreement, instrument, statute, rule, regulation, judgment, decree, order, writ or injunction applicable to it, such that such violations or defaults in the aggregate might materially and adversely affect the ability of SII to perform its obligations under this Agreement or the Merger Agreement.

          (h) SII acknowledges that the shares of Company Common Stock to be contributed to SII pursuant hereto may be "restricted securities" within the meaning of Rule 144 of the Commission, that the disposition of the shares of Company Common Stock to be contributed to SII pursuant hereto is subject to compliance with the Securities Act and the regulations thereunder, and that the shares of Company Common Stock to be contributed to SII may be legended accordingly, and SII agrees to acquire such shares of Company Common Stock for investment and not with the intention of engaging in a distribution of such shares within the meaning of the Securities Act.

     Section 7.2  Representations and Warranties by All Stockholders.

          (a) Each Stockholder which is not an individual, by execution of this Agreement, hereby severally and not jointly represents and warrants to the other Stockholders and to SII as follows:

             (i) The execution, delivery and performance of this Agreement by such Stockholder have been duly authorized by all requisite corporate or other appropriate action. This Agreement has been duly executed and delivered by such Stockholder and constitutes the valid and binding obligation of such Stockholder enforceable in accordance with its terms, except to the extent limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights;

             (ii) Subject to compliance with the HSR Act and any similar requirements of foreign jurisdictions, neither the execution nor delivery of this Agreement nor the consummation of the transactions contemplated hereby, nor compliance with the terms and provisions hereof, will conflict with, or result in a breach of, the terms, conditions or provisions of, or constitute a default under, the charter or by-laws or agreement or certificate of partnership or limited partnership of such Stockholder, or of any applicable law, or of any order, writ, injunction or decree of any court, administrator or arbitrator, or of any trust agreement or other agreement or instrument which is applicable to such Stockholder under which such Stockholder is obligated or by which any of such Stockholder's property is bound; and

             (iii) Such Stockholder is acquiring the shares of SII Common Stock acquired hereunder (and the shares of Surviving Corporation Common Stock into which such shares of SII Common Stock will be converted) for its own account, and not with a view to any resale or distribution thereof. Such Stockholder understands that such shares are "restricted securities" within the meaning of Rule 144 of the Commission and that if such Stockholder in the future should decide to dispose of such shares, it may do so only in compliance with the Securities Act and any applicable state blue sky or securities laws and that such shares may be legended accordingly. Such Stockholder further understands that the transferability of such shares is further restricted by the terms of this Agreement.

          (b) Each Stockholder who is an individual, by execution of this Agreement, hereby severally and not jointly represents and warrants to the other Stockholders and to SII as follows:

             (i) This Agreement has been duly executed and delivered by such Stockholder and constitutes the valid and binding obligation of such Stockholder enforceable in accordance with its terms, except to the extent limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights.

             (ii) Subject to compliance with the HSR Act and any similar requirements of foreign jurisdictions, neither the execution nor delivery of this Agreement nor the consummation of the transactions contemplated hereby, nor compliance with the terms and provisions hereof, will conflict with or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any applicable law, or of any order, writ, injunction or decree of any court, administrator or arbitrator or of any agreement or instrument which is applicable to such Stockholder, under which such Stockholder is obligated or by which any of such Stockholder's property is bound.

             (iii) Such Stockholder is acquiring the shares of SII Common Stock acquired hereunder (and the shares of Surviving Corporation Common Stock into which such shares of SII Common Stock will be converted) for its own account, and not with a view to any resale or distribution thereof. Such Stockholder understands that such shares are "restricted securities" within the meaning of Rule 144 of the Commission and that if such Stockholder in the future should decide to dispose of such shares to a third party, it may do so only in compliance with the Securities Act and any applicable state blue sky or securities laws and that such shares may be legended accordingly. Such Stockholder further understands that the transferability of such shares is further restricted by the terms of this Agreement.

          (c) Each Stockholder, by execution of this Agreement, hereby severally and not jointly represents and warrants to the other Stockholders and to SII as follows:

             (i) Such Stockholder acknowledges that the offering and sale of the shares of SII Common Stock (and the shares of Surviving Corporation Common Stock into which such shares of SII Common Stock will be converted) pursuant to this Agreement is intended to be exempt from registration under the Securities Act. In furtherance thereof, the Stockholder represents and warrants that:

                (A) Such Stockholder is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act or has such knowledge and experience in financial and business matters that such Stockholder is capable of evaluating the merits and risks of, and such Stockholder is able to bear the economic risk of, his acquisition of the shares of SII Common Stock (and the shares of Surviving Corporation Common Stock into which such shares of SII Common Stock will be converted).

                (B) Such Stockholder has been given the opportunity to ask questions of, and receive answers from, SII concerning the terms and conditions of the offering of such shares and other matters pertaining to an investment therein, and has been given the opportunity to obtain such additional information necessary in order for such Stockholder to evaluate the merits and risks of an investment in such shares to the extent SII possesses such information or can acquire it without unreasonable effort or expense.

             (ii) Such Stockholder acknowledges that SII is entering into this Agreement in reliance upon such Stockholder's representations and warranties in this Agreement.

     Section 7.3 Additional Representations and Warranties by Continuing Holders. Each Continuing Holder, by execution of this Agreement, hereby severally and not jointly represents and warrants to the other Stockholders and to SII as follows:

          (a) Such Continuing Holder now has or upon the exercise of Company Stock Options owned by such Continuing Holder will have, and at the Closing will have, good and marketable title to the shares of Company Common Stock shown on Schedule B as being contributed by such Continuing Holder, free and clear of all liens, pledges, encumbrances, equities and claims whatsoever, except those contemplated under this Agreement. Upon the delivery of such shares of Company Common Stock and the exchange of SII Common Stock therefor in accordance with the terms hereof and the Custody Agreement, SII will receive good and marketable title to such shares of Company Common Stock, free and clear of all liens, encumbrances, equities and claims whatsoever, other than such liens, encumbrances, equities and claims created by SII.

          (b) On the Closing Date, all transfer taxes which are required to be paid by such Continuing Holder in connection with his transfer and contribution of his shares of Company Common Stock to SII will have been fully paid or provided for by him.

                                  ARTICLE VIII

                             CONDITIONS TO CLOSING

     Section 8.1 Conditions to Obligations of All Parties. The respective obligations of each of the parties under this Agreement shall be subject to the fulfillment, at or prior to the Closing, of the following conditions, none of which may be waived:

          (a) The applicable waiting period under the HSR Act shall have expired and, if required to be obtained under applicable law prior to the consummation of the Merger, the consent or approval of any Government Entity in any foreign jurisdiction shall have been received;

          (b) The Company Stockholder Approval shall have been obtained; and

          (c) There shall not be any preliminary or permanent injunction in effect or other order by any federal or state court which prohibits the consummation of the transactions contemplated by this Agreement or the Merger Agreement.

     Section 8.2 Additional Conditions to Obligations of Continuing Holders. The obligations of each Continuing Holder to consummate the transactions contemplated to occur at the Closing shall be subject to the fulfillment, at or prior to the Closing, of the following conditions unless waived by such Continuing Holder:

          (a) Each of the Investor Stockholder and SII shall have performed in all material respects its agreements contained in this Agreement required to be performed on or prior to the Closing, and each of the Investor Stockholder and SII shall have performed in all material respects its agreements contained in the Merger Agreement required to be performed on or prior to the Effective Time (except for those agreements which are not capable of being performed until after the Closing).

          (b) The representations and warranties of SII and the Investor Stockholder set forth in this Agreement shall be true in all material respects as of the date of this Agreement and as of the Closing as if made as of such time, and the representations and warranties of the Investor Stockholder and SII set forth in the Merger Agreement shall be true in all material respects as of the date of the Merger Agreement and as of the Closing as if made as of such time.

     Section 8.3 Additional Conditions to Obligations of Investor Stockholder and SII. The obligations of the Investor Stockholder and SII to consummate the transactions contemplated to occur at the Closing shall be subject to the fulfillment, at or prior to the Closing, of the following conditions unless waived by the Investor Stockholder and SII:

          (a) The Continuing Holders shall have performed in all material respects their respective agreements contained in this Agreement required to be performed on or prior to the Closing, and the Company shall have performed in all material respects its agreements contained in the Merger Agreement required to be performed on or prior to the Effective Time (except for those agreements which are not capable of being performed until after the Closing).

          (b) The representations and warranties of the Continuing Holders set forth in this Agreement shall be true in all material respects as of the date of this Agreement and as of the Closing as if made as of such time, and the representations and warranties of the Company set forth in the Merger Agreement shall be true in all material respects as of the date of the Merger Agreement and as of the Closing as if made as of such time.

          (c) All conditions of SII to the consummation of the Merger at the Effective Time (except for those conditions, if any, which would not be capable of being fulfilled until after the Closing) shall have been fulfilled or waived in writing.

                                   ARTICLE IX

                               GENERAL PROVISIONS

     Section 9.1 Termination. In addition to the rights of SII and Investor Stockholder set forth in Section 2.4, the obligations of the parties to consummate the transactions contemplated to occur at the Closing may be terminated at any time prior to the Closing:

          (a) By the mutual consent of SII and the Investor Stockholder, on the one hand, and, with respect to any Continuing Holder, by such Continuing Holder, on the other hand, it being agreed that (1) the mutual termination respecting a Continuing Holder shall not, subject to the provisions of
     Section 2.4, affect the rights of any other Continuing Holder unless so consented to by such other Continuing Holder and (2) SII and the Investor Stockholder shall not consent to any termination respecting a Continuing Holder pursuant to this Section 9.1(a) if such termination would result in a failure of the Continuing Holders to meet the Minimum Contribution Requirement;

          (b) By any Continuing Holder with respect to such Continuing Holder (subject to the provisions of Section 2.4) or by SII or the Investor Stockholder if the Closing shall not have occurred on or before the outside termination date set forth in the Merger Agreement for consummation of the Merger.

In the event of any termination under this Section 9.1, this Agreement, as between the terminating parties, shall forthwith become void and there shall be no liability under this Agreement on the part of any of such terminating parties for such termination. Nothing contained herein shall relieve any party from any liability resulting from a breach of this Agreement.

     Section 9.2  Restrictive Legends.

          (a) Each certificate evidencing shares of SII Common Stock to be issued to the Continuing Holders (and the shares of Surviving Corporation Common Stock into which such shares of SII Common Stock will be converted) shall contain the following legend:

             "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS THEREUNDER (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE; AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT, AND, IF APPLICABLE, THE SECURITIES LAWS OF ANY STATE OR AN EXEMPTION THEREFROM."

             "BY ITS ACCEPTANCE HEREOF, THE HOLDER OF THIS CERTIFICATE REPRESENTS THAT IT IS ACQUIRING THE SHARES REPRESENTED BY THIS CERTIFICATE FOR ITS OWN ACCOUNT AND AGREES TO COMPLY IN ALL RESPECTS WITH APPLICABLE SECURITIES LAWS AND THE PROVISIONS OF THE CONTRIBUTION AND PARTICIPATION AGREEMENT DATED AS OF OCTOBER 19, 2000 (THE "CONTRIBUTION AGREEMENT"), A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF THE COMPANY."

             "THE SALE, ASSIGNMENT, TRANSFER, PLEDGE, ENCUMBRANCE, OR OTHER DISPOSITION OF THE SHARES EVIDENCED BY THIS CERTIFICATE, OR ANY INTEREST IN SAID SHARES, IS PROHIBITED EXCEPT AS PERMITTED BY THE TERMS OF THE CONTRIBUTION AGREEMENT. NO SUCH SALE, ASSIGNMENT, TRANSFER, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION SHALL BE EFFECTIVE UNLESS MADE IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE CONTRIBUTION AGREEMENT."

     Section 9.3 Notices. All notices, requests and other communications to any party hereunder shall be in writing (including wire, telecopy, or similar writing) and shall be given to such party at its address or telecopy number set forth on the signature pages hereof or such other address or telecopy number as such party may hereafter specify for this purpose by notice to the Secretary of SII. Each such notice, request or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified in this Section and the appropriate confirmation is received, (ii) if given by mail, three business days after such communication is deposited in the mails registered or certified, return receipt requested, with postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered at the address specified in this Section.

     Section 9.4 Additional Parties. Any person who executes a Company Joinder Agreement shall be deemed to be a Management Holder and shall be bound by all obligations and, except to the extent limited in said joinder agreement, entitled to all rights and privileges of a Management Holder as if he, she or it had been an original signatory to this Agreement. Any person who executes an Investor Joinder Agreement shall be deemed to be an Investor Stockholder and shall be bound by all obligations and, except to the extent limited in said joinder agreement, entitled to all rights and privileges of an Investor Stockholder as if he, she or it had been an original signatory to this Agreement.

     Section 9.5 Expenses. Whether or not the transactions contemplated to occur at the Closing are consummated, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such expenses (it being understood that the costs and expenses of the Continuing Holders in negotiating this Agreement are to be paid by the Company).

     Section 9.6 Amendments and Waivers. Any provision of this Agreement may be amended if, but only if, such amendment is in writing and is signed by SII, the Investor Stockholder and any Continuing Holder whose rights or duties are affected thereby. Any provision of this Agreement may be waived if, but only if, such waiver is in writing and is signed by SII, the Investor Stockholder and each Continuing Holder whose rights or duties are affected by such waiver.

     Section 9.7 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (including any person who acquires any shares of Surviving Corporation Common Stock and agrees to be bound by the provisions hereof as if originally the party hereto who purchased or originally acquired such shares of Surviving Corporation Common Stock).

     Section 9.8 Georgia Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Georgia.

     Section 9.9 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

     Section 9.10 Captions. The captions in this Agreement are included for convenience of reference only, do not constitute a part hereof and shall be disregarded in the construction hereof.

     Section 9.11 No Rights As Employee. Nothing in this Agreement shall affect in any manner whatsoever any rights of SII, the Surviving Corporation or their affiliates to terminate a Continuing Holder's employment for any reason, with or without cause, subject to any written employment agreement to which a Continuing Holder may be a party.

     Section 9.12 Genders and Plurals. Where the context so indicates, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

     Section 9.13 Severability. In case any one or more of the provisions or parts of a provision contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision or any other jurisdiction, but this Agreement shall be reformed and construed in any such jurisdiction as if such invalid or illegal or unenforceable provision or part of a provision had never been contained herein and such provision or part shall be reformed so that it would be valid, legal and enforceable to the maximum extent permitted in such jurisdiction.

     Section 9.14 Third Party Beneficiary. The parties hereto agree that the Company shall be a third party beneficiary of this Agreement, entitled to enforce its provisions in accordance with its terms.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                          SII Acquisition, Inc.

                                          By:     /s/ MARC D. HAMBURG
                                          --------------------------------------
                                          Its: Vice President
                                          --------------------------------------

                                          Berkshire Hathaway Inc.

                                          By:     /s/ MARC D. HAMBURG
                                          --------------------------------------
                                          Its: Vice President
                                          --------------------------------------

                                                  /s/ ROBERT E. SHAW
                                          --------------------------------------
                                          Robert E. Shaw

                                          Robert E. Shaw, L.P.

                                          By:     /s/ ROBERT E. SHAW
                                          --------------------------------------
                                          Its: General Partner
                                          --------------------------------------

                                                   /s/ ANNA SUE SHAW
                                          --------------------------------------
                                          Anna Sue Shaw

                                                /s/ ROBERT E. SHAW, JR.
                                          --------------------------------------
                                          Robert E. Shaw, Jr.

                                                  /s/ SUSAN S. YOUNG
                                          --------------------------------------
                                          Susan S. Young

                                                 /s/ THOMAS TRIPP SHAW
                                          --------------------------------------
                                          Thomas Tripp Shaw

                                                /s/ LEWIS CLAYTON SHAW
                                          --------------------------------------
                                          Lewis Clayton Shaw

                                          Julian D. Saul Trust

                                          By:     /s/ JULIAN D. SAUL
                                          --------------------------------------
                                          Its: General Partner
                                          --------------------------------------

                                          Anita Saul Trust

                                          By:       /s/ ANITA SAUL
                                          --------------------------------------
                                          Its: Trustee
                                          --------------------------------------

                                          Little Family Limited Partnership

                                          By: /s/ NORRIS LITTLE
                                          --------------------------------------
                                          Its: General Partner
                                          --------------------------------------

                                          /s/ WILLIAM C. LUSK
                                          --------------------------------------
                                          William C. Lusk

                                          /s/ VANCE D. BELL
                                          --------------------------------------
                                          Vance D. Bell

                                          /s/ GERALD EMBRY
                                          --------------------------------------
                                          Gerald Embry

                                          /s/ SPRIGHT D. HOLLAND
                                          --------------------------------------
                                          Spright D. Holland

                                          /s/ KENNETH G. JACKSON
                                          --------------------------------------
                                          Kenneth G. Jackson

                                          /s/ JEFFREY TODD MEADOWS
                                          --------------------------------------
                                          Jeffrey Todd Meadows

                                          /s/ PERCY D. MERRITT
                                          --------------------------------------
                                          Percy D. Merritt

                                          /s/ HENRY H. LONG
                                          --------------------------------------
                                          Henry H. Long

                                          /s/ JULIUS C. SHAW, JR.
                                          --------------------------------------
                                          Julius C. Shaw, Jr.

                                   SCHEDULE A

                              INVESTOR STOCKHOLDER

                                                                                    NUMBER OF SHARES OF
NAME                                         CASH CONTRIBUTION    COMPANY SHARES     SII COMMON STOCK
----                                         -----------------    --------------    -------------------
Berkshire Hathaway Inc...................     $2,016,686,315        2,194,200           108,335,585

                                   SCHEDULE B

                               CONTINUING HOLDERS

                           FAMILY GROUP STOCKHOLDERS

                                                                              NUMBER OF SHARES OF
                                                                               SII COMMON STOCK
                                                                          ---------------------------
                                                                            MINIMUM       ADDITIONAL
                                                               COMPANY    CONTRIBUTION   CONTRIBUTION
NAME                                                           SHARES        SHARES         SHARES
----                                                          ---------   ------------   ------------
Robert E. Shaw..............................................  6,634,348    6,485,604       148,744
Anna Sue Shaw...............................................     64,652           --        64,652
Robert E. Shaw, Jr..........................................    200,000           --       200,000
Susan S. Young..............................................    350,000           --       350,000
Thomas Tripp Shaw...........................................    200,000           --       200,000
Lewis Clayton Shaw..........................................    450,000           --       450,000

FAMILY GROUP ENTITIES

                                                                                     NUMBER OF SHARES OF
                                                                                      SII COMMON STOCK
                                                                                 ---------------------------
                                                                                   MINIMUM       ADDITIONAL
                                                                      COMPANY    CONTRIBUTION   CONTRIBUTION
NAME                                         DESIGNATED INDIVIDUAL    SHARES        SHARES         SHARES
----                                         ---------------------   ---------   ------------   ------------
Robert E. Shaw, L.P........................  Robert E. Shaw            100,000           --       100,000
Julian D. Saul Family Trust................  Julian D. Saul          6,267,883    6,267,883            --
Anita Saul Family Trust....................  Julian D. Saul            217,721      217,721            --

                               MANAGEMENT HOLDERS

                                                                        NUMBER OF SHARES
                                                              COMPANY          OF
NAME                                                          SHARES    SII COMMON STOCK
----                                                          -------   ----------------
William C. Lusk.............................................  300,000       300,000
Vance D. Bell...............................................  112,332       112,332
Gerald Embry................................................   80,830        80,830
Spright D. Holland..........................................   23,535        23,535
Kenneth G. Jackson..........................................   49,748        49,748
Jeffrey Todd Meadows........................................   14,651        14,651
Percy D. Merritt............................................   51,532        51,532
Henry H. Long...............................................   30,029        30,029
Julius C. Shaw, Jr. ........................................  543,045       543,045

MANAGEMENT HOLDER ENTITIES:

                                                                                      NUMBER OF SHARES
                                                                            COMPANY          OF
NAME                                                 DESIGNATED INDIVIDUAL  SHARES    SII COMMON STOCK
----                                                 ---------------------  -------   ----------------
Little Family Limited Partnership..................  Norris Little          112,332       112,332